                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                   -----------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported): JUNE 1, 2001


                              THE BISYS GROUP, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-19922                  13-3532663
         --------                    -------                  ----------
      (State or Other              (Commission               (IRS Employer
       Jurisdiction                File Number)           Identification No.)
     of Incorporation)


             150 CLOVE ROAD
        LITTLE FALLS, NEW JERSEY                                 07424
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number,
including area code:  (973) 812-8600



                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)

ITEM 5.     OTHER EVENTS.

      On June 1, 2001, The BISYS Group, Inc. (the "Company") issued a press release announcing that it had acquired all of the outstanding capital stock of Universal Pensions, Inc., a Minnesota corporation, for an aggregate purchase price of approximately $85 million in cash. A copy of the press release regarding the acquisition is attached as Exhibit 99.1 and is incorporated herein by reference in its entirety.



ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


(c)   Exhibits.

Exhibit No.                              Description

99.1                                     Press Release issued by The BISYS
                                         Group, Inc. dated June 1, 2001




                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.


                                          THE BISYS GROUP, INC.


                                          By: /s/ Kevin J. Dell
                                             ---------------------------------
                                             Kevin J. Dell
                                             Executive Vice President, General
                                             Counsel and Secretary


Date: June 1, 2001

                                  EXHIBIT INDEX


EXHIBIT NO.                              DESCRIPTION

99.1                                     Press Release issued by The BISYS
                                         Group, Inc. dated June 1, 2001



                                     - 3 -